UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2019

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-54318 (Commission File Number)	98-0573252 (IRS Employer Identification No.)

3565 General Atomics Court, Suite 100

San Diego, California 92121

24 North Main Street

Pennington, NJ 08534-2218

(Address of Principal Executive Offices)

(855) 662-6732

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2019, OncoSec Medical Incorporated, a Nevada corporation (the “Company”) filed a Certificate of Change (the “Certificate”) to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada to effect a 1-for-10 reverse stock split (the “Reverse Stock Split”) of all of the shares of the Company’s common stock, par value 0.0001 per share (the “Common Stock”). The Certificate will become effective as of 5:00 p.m., Eastern Standard Time, on May 20, 2019. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no shareholder approval was required.

As a result of the Reverse Stock Split, every ten shares of Common Stock will be automatically combined into one share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be paid in cash in a proportionate amount based on the closing price of the Common Stock as reported by the Nasdaq Capital Market on the day immediately preceding the effective date of the Reverse Stock Split. In addition, proportionate adjustments will be made to the exercise prices of the Company’s outstanding stock options and warrants and to the number of shares issued and issuable under the Company’s existing stock incentive plans.

The Common Stock will begin trading on a split-adjusted basis at the open of business on the May 21, 2019. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 68234L306.

Item 8.01	Other Events.

On May 20, 2019 the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Change of OncoSec Medical Incorporated, dated May 20, 2019.
99.1	Press release issued by OncoSec Medical Incorporated, dated May 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED
(Registrant)

Date: May 20, 2019	By:	/s/ Daniel J. O’Connor
	Name:	Daniel J. O’Connor
	Title:	Chief Executive Officer and President